UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 9, 2015 (March 5, 2015)

ENVISION HEALTHCARE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36048	45-0832318
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6200 S. Syracuse Way, Suite 200, Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

(303) 495-1200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 5, 2015, Envision Healthcare Holdings, Inc. (the “Company”), investment funds associated with Clayton, Dubilier & Rice, LLC (the “Selling Stockholders”) and Barclays Capital Inc. (the “Underwriter”) entered into an underwriting agreement (the “Underwriting Agreement”) pursuant to which the Selling Stockholders agreed to sell to the Underwriter, and the Underwriter agreed to purchase from the Selling Stockholders, subject to and upon terms and conditions set forth therein, 50,857,145 shares (the “Shares”) of the Company’s common stock.  The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the copy thereof, which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

The Shares will be sold pursuant to an effective shelf registration statement (the “Registration Statement”) on Form S-3, File No. 333-198889, which became effective upon filing with the U.S. Securities and Exchange Commission on September 23, 2014.

Item 9.01.  Financial Statements and Exhibits.

The exhibit to this Current Report on Form 8-K is hereby incorporated by reference into the Registration Statement.

(d)                   Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated March 5, 2015, among Envision Healthcare Holdings, Inc., the selling stockholders named therein and Barclays Capital Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVISION HEALTHCARE HOLDINGS, INC.
(Registrant)

March 9, 2015	By:	/s/ Craig A. Wilson
Craig A. Wilson
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated March 5, 2015, among Envision Healthcare Holdings, Inc., the selling stockholders named therein and Barclays Capital Inc.